FOURTH QUARTER AND FULL-YEAR 2014 RESULTS February 20, 2015

2 Fourth Quarter and Full-Year 2014 FORWARD LOOKING STATEMENTS AND NON-GAAP FINANCIAL MEASURES This presentation contains forward-looking statements based on current expectations, including statements regarding our earnings guidance and financial outlook and goals. These forward-looking statements are often identified by words such as “estimate,” “predict,” “may,” “believe,” “plan,” “expect,” “require,” “intend,” “assume” and similar words. Because actual results may differ materially from expectations, we caution you not to place undue reliance on these statements. A number of factors could cause future results to differ materially from historical results, or from outcomes currently expected or sought by Pinnacle West or APS. These factors include, but are not limited to: our ability to manage capital expenditures and operations and maintenance costs while maintaining reliability and customer service levels; variations in demand for electricity, including those due to weather, the general economy, customer and sales growth (or decline), and the effects of energy conservation measures and distributed generation; power plant and transmission system performance and outages; competition in retail and wholesale power markets; regulatory and judicial decisions, developments and proceedings; new legislation or regulation, including those relating to environmental requirements, nuclear plant operations and potential deregulation of retail electric markets; fuel and water supply availability; our ability to achieve timely and adequate rate recovery of our costs, including returns on debt and equity capital; our ability to meet renewable energy and energy efficiency mandates and recover related costs; risks inherent in the operation of nuclear facilities, including spent fuel disposal uncertainty; current and future economic conditions in Arizona, particularly in real estate markets; the development of new technologies which may affect electric sales or delivery; the cost of debt and equity capital and the ability to access capital markets when required; environmental and other concerns surrounding coal-fired generation; volatile fuel and purchased power costs; the investment performance of the assets of our nuclear decommissioning trust, pension, and other postretirement benefit plans and the resulting impact on future funding requirements; the liquidity of wholesale power markets and the use of derivative contracts in our business; potential shortfalls in insurance coverage; new accounting requirements or new interpretations of existing requirements; generation, transmission and distribution facility and system conditions and operating costs; the ability to meet the anticipated future need for additional baseload generation and associated transmission facilities in our region; the willingness or ability of our counterparties, power plant participants and power plant land owners to meet contractual or other obligations or extend the rights for continued power plant operations; and restrictions on dividends or other provisions in our credit agreements and ACC orders. These and other factors are discussed in Risk Factors described in Part I, Item 1A of the Pinnacle West/APS Annual Report on Form 10-K for the fiscal year ended December 31, 2014 which you should review carefully before placing any reliance on our financial statements, disclosures or earnings outlook. Neither Pinnacle West nor APS assumes any obligation to update these statements, even if our internal estimates change, except as required by law. In this presentation, references to net income and earnings per share (EPS) refer to amounts attributable to common shareholders. We present “gross margin” per diluted share of common stock. Gross margin refers to operating revenues less fuel and purchased power expenses. Gross margin is a “non-GAAP financial measure,” as defined in accordance with SEC rules. The appendix contains a reconciliation of this non-GAAP financial measure to the referenced revenue and expense line items on our Consolidated Statements of Income, which are the most directly comparable financial measures calculated and presented in accordance with generally accepted accounting principles in the United States of America (GAAP). We view gross margin as an important performance measure of the core profitability of our operations. We refer to “on-going earnings” in this presentation, which is also a non-GAAP financial measure. We also provide a reconciliation to show various deferral impacts of our Four Corners transaction and impacts to our noncontrolling interests for the Palo Verde lease extensions. We believe on-going earnings and the information provided in the reconciliation provide investors with useful indicators of our results that are comparable among periods because they exclude the effects of unusual items that may occur on an irregular basis. Investors should note that these non-GAAP financial measures may involve judgments by management, including whether an item is classified as an unusual item. These measures are key components of our internal financial reporting and are used by our management in analyzing the operations of our business. We believe that investors benefit from having access to the same financial measures that management uses.

3 Fourth Quarter and Full-Year 2014 CEO • Regulatory Update • 2015 Key Dates • Strategic Investments AGENDA CFO • 2014 Financial Results • Arizona Economic Outlook • Financing • Earnings Guidance

4 Fourth Quarter and Full-Year 2014 CONSOLIDATED EPS COMPARISON 2014 VS. 2013 $0.05 $0.22 2014 2013 4th Quarter GAAP Net Income $0.05 $0.22 4th Quarter On-Going Earnings Full-Year GAAP Net Income $3.58 $3.66 Full-Year On-Going Earnings $3.58 $3.66$3.68 $3.60 Weather- Normalized Weather- Normalized 2014 2013

5 Fourth Quarter and Full-Year 2014 Gross Margin(1) $0.09 ON-GOING EPS VARIANCES FULL YEAR 2014 VS. 2013 (1) Excludes costs, and offsetting operating revenues, associated with renewable energy (excluding AZ Sun), demand side management and similar regulatory programs. Note: Drivers adjusted for the deferral impacts of the Four Corners transaction and impacts to our noncontrolling interests for the Palo Verde lease extensions. See non-GAAP reconciliation in appendix. O&M(1) $(0.04) Other Taxes $(0.01) Effective Tax Rate $(0.02) Other, net $(0.04) Interest, Net of AFUDC $0.10 $3.66 $3.58 Weather $(0.16) 2013 2014 Gross Margin LFCR $0.06 TCA $(0.04) AZ Sun $0.08 Other $(0.01)

6 Fourth Quarter and Full-Year 2014 D&A $0.01Gross Margin (1) $0.07 = Net Decrease $(0.17) ON-GOING EPS VARIANCES 4TH QUARTER 2014 VS. 4TH QUARTER 2013 (1) Excludes costs, and offsetting operating revenues, associated with renewable energy (excluding AZ Sun), demand side management and similar regulatory programs. Note: Drivers adjusted for the deferral impacts of the Four Corners transaction and impacts to our noncontrolling interests for the Palo Verde lease extensions. See non-GAAP reconciliation in appendix. O&M(1) $(0.18) Effective Tax Rate $(0.06) Interest, Net of AFUDC $0.04 Other, Net $(0.05)

7 Fourth Quarter and Full-Year 2014 GROSS MARGIN EPS DRIVERS 4TH QUARTER 2014 VS. 4TH QUARTER 2013 Lost Fixed Cost Recovery Mechanism $0.01 = Net Increase $0.07 AZ Sun $0.01 See non-GAAP reconciliation for gross margin in appendix. Other, Net $0.01 Higher Retail kWh Sales $0.01 Weather $0.03

8 Fourth Quarter and Full-Year 2014 0% 5% 10% 15% 20% 25% '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 Industrial ARIZONA ECONOMIC INDICATORS Nonresidential Building Vacancy – Metro Phoenix Single Family & Multifamily Housing Permits Maricopa County Home Prices – Metro Phoenix Value Relative to Jan ‘05 50 75 100 125 150 175 '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 Vacancy Rate Office Retail Job Growth (Total Nonfarm) - Arizona (10.0)% (5.0)% 0.0% 5.0% 10.0% '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 YoY Change E Q4Nov 0 5,000 10,000 15,000 20,000 25,000 30,000 35,000 40,000 '07 '08 '09 '10 '11 '12 '13 '14 '15 Single Family Multifamily Dec

9 Fourth Quarter and Full-Year 2014 FINANCING $300 $250 $500 $250 $125 $- $100 $200 $300 $400 $500 $600 2015 2016 2017 2018 2019 2020 APS PNW ($Millions) Debt Maturity Schedule 2014 Major Financing Activities • $250 million 30-year 4.70% APS senior unsecured notes issued in January 2014 with proceeds used primarily to fund acquisition of Four Corners • $250 million 10-year 3.35% APS senior unsecured notes issued June 2014 with proceeds used with other funds to pay the $300 million maturity on June 30, 2014 • Refinanced $125 million PNW term loan 2015 Major Financing Activities • $250 million 5-year 2.20% APS senior unsecured notes issued in January 2015 • Currently expect up to an additional $275 million of new long-term debt, in addition to refinancing maturing debt – $300 million (4.65%) APS long-term debt due May 15, 2015 • In addition, there will be tax-exempt series remarketed or refinanced

10 Fourth Quarter and Full-Year 2014 ON-GOING EPS GUIDANCE AS OF FEBRUARY 20, 2015 2014 EPS 2015 Guidance Note: Earned Return on Equity goal based on average Total Shareholders’ Equity for PNW Consolidated, weather-normalized. See key factor and assumptions in appendix. Affirming 2015 Guidance range $3.58 $3.75 - $3.95 Outlook through 2016 • Goal of earning more than 9.5% Return on Equity • Adjustment mechanisms (Lost Fixed Cost Recovery, Transmission Cost Adjustor, AZ Sun, Four Corners, etc.) providing increasing contribution • Modest load growth • Continued focus on sustainable cost management

2015 KEY DATES

ACC Key Dates	Docket #	Q1	Q2	Q3	Q4
Key Regulatory Filings					
Lost Fixed Cost Recovery	11-0224	Jan 15			
Net Metering – Quarterly Installation Filings	13-0248	Jan 15	Apr 15	Jul 15	Oct 15
Transmission Cost Adjustor	11-0224		May 15		
Renewable Energy Surcharge	TBD			Jul 1	
2014 Integrated Resource Plan (Biennial) and Cholla Unit 2 Retirement Proposal	13-0070		April: ACC Review of 2014 RFP		
Energy Efficiency	13-0214	TBD			
Ocotillo Modernization Project	14-0292	Jan – Q2: RFP			
Rate Design Process	14-0329	TBD			
Inquiry into Solar DG business models and practices (Generic Docket)*	14-0415	ACC to outline next steps			
ACC Open Meetings	-	*ACC Open Meetings Held Monthly*			

Other Key Dates	Docket #	Q1	Q2	Q3	Q4
Arizona State Legislature	n/a	*In Session Jan 12 – End of Q2*			
Delaney Colorado River Transmission Line (California ISO)	n/a	Jan: Bidders posted	Winning bidder announced		

* Members of Congress have also sent letters to the Consumer Financial Protection Bureau and US FTC, requesting responses, which may occur in 2015.

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PINNACLE WEST CAPITAL CORPORATION

APPENDIX

13 Fourth Quarter and Full-Year 2014 • Funded status of the pension plan maintained at 90% YE2014, due in large part to the continued implementation of the liability driven investment strategy. • In October 2014, the Society of Actuaries issued its final report on mortality tables. The data shown incorporates the updated mortality assumptions using a modification of these tables, which better reflect our employee’s demographics. PENSION & OTHER POST RETIREMENT BENEFITS (“OPEB”) 77% 90% 90% YE 2012 YE 2013 YE 2014 Pension Funded Status(1) Expense(2) 2014A 2015E 2016E Pension(1) $14 $14 $7 OPEB $6 ($9) ($8) Contributions 2014A 2015E 2016E 2017E Pension $175 $100 Up to $100 Up to $100 OPEB $1 $1 $1 $1 Assumptions 12/31/2013 12/31/2014 Discount Rate: Pension 4.88% 4.02% Expected Long-Term Return on Plan Assets: Pension 6.90% 6.90% (1) Excludes supplemental excess benefit retirement plan. (2) Excludes approximately 50% of total estimated expense which is attributable to amounts capitalized or billed to electric plant participants. Data as of February 20, 2015 ($ in millions)

14 Fourth Quarter and Full-Year 2014 2015 ON-GOING EPS GUIDANCE Key Factors & Assumptions as of February 20, 2015 2015 Electricity gross margin* (operating revenues, net of fuel and purchased power expenses) $2.30 – $2.35 billion • Retail customer growth about 1.5-2.5% • Weather-normalized retail electricity sales volume about 0-1.0% to prior year taking into account effects of customer conservation, energy efficiency and distributed renewable generation initiatives Operating and maintenance* $795 - $815 million Other operating expenses (depreciation and amortization, and taxes other than income taxes) $650 - $670 million Interest expense, net of allowance for borrowed and equity funds used during construction (Total AFUDC $40 million) $175 - $185 million Net income attributable to noncontrolling interests ~$20 million Effective tax rate 35% Average diluted common shares outstanding ~111.0 million On-Going EPS Guidance $3.75 - $3.95 * Excludes O&M of $113 million, and offsetting revenues, associated with renewable energy and demand side management programs.

2015 – 2017 FINANCIAL OUTLOOK

Key Factors & Assumptions as of February 20, 2015

Gross Margin – Customer Growth and Weather

Assumption	Impact
Retail customer growth	• Expected to average about 2-3% annually (2015-2017) • Modestly improving Arizona and U.S. economic conditions
Weather-normalized retail electricity sales volume growth	• About 0.5-1.5% after customer conservation and energy efficiency and distributed renewable generation initiatives

Gross Margin – Related to 2012 Retail Rate Settlement

Assumption	Impact
AZ Sun Program	• Additions to flow through RES until next base rate case • First 50 MW of AZ Sun is recovered through base rates
Lost Fixed Cost Recovery (LFCR)	• Offsets 30-40% of revenues lost due to ACC-mandated energy efficiency and distributed renewable generation initiatives
Environmental Improvement Surcharge (EIS)	• Assumed to recover up to $5 million annually of carrying costs for government-mandated environmental capital expenditures
Power Supply Adjustor (PSA)	• 100% recovery as of July 1, 2012
Transmission Cost Adjustor (TCA)	• TCA is filed each May and automatically goes into rates effective June 1 • Beginning July 1, 2012 following conclusion of the regulatory settlement, transmission revenue is accrued each month as it is earned.
Four Corners Acquisition	• Four Corners rate increase effective January 1, 2015

Potential Property Tax Deferrals (2012 retail rate settlement) – Assume 60% of property tax increases relate to tax rates, therefore, will be eligible for deferrals (Deferral rates: 50% in 2013; 75% in 2014 and thereafter)

PINNACLE WEST CAPITAL CORPORATION

15 Fourth Quarter and Full-Year 2014

16 Fourth Quarter and Full-Year 2014 Benchmark peers and determine gaps Develop Long- term business plan and annual targets Quarterly measurement and discussion to drive accountability SUSTAINABLE COST MANAGEMENT INGRAINED IN BUSINESS PLANNING FRAMEWORK Results to Date: • Reduction of 300+ positions • Palo Verde Unit Production Cost reduced from 2.2¢ to 2.0¢ per kWh • Fossil Generation shifted to fleetwide model in 2010 to streamline costs • Annual Supply savings of $30 million • Realigned corporate resource model • Documented nearly 1,000 policies, processes and procedures documented and completed over 150 process improvements Linked through Tiered Metrics Enterprise Process Improvement is current phase of Sustainable Cost Management -- a standardized, systematic approach to determining how to do our work better including documentation, driven by retiring workforce and need to control costs

17 Fourth Quarter and Full-Year 2014 OPERATIONS & MAINTENANCE OUTLOOK Targeting to be top quartile in peer benchmarking for staffing $749 $754 $761 $788 $805 $121 $150 $124 $137 $103 $113 2010 2011 2012 2013 2014 2015E PNW Consolidated RES/DSM* *Renewable energy and demand side management expenses are offset by revenue adjustors. $795 - $815 ($ Millions) 2015+ Outlook • Goal is to keep O&M per kWh flat • Complete documentation of over 1,800 policies, processes and procedures, including more than 275 process improvements to drive additional efficiencies • Execute targeted initiatives to address specific gaps and inefficiencies

18 Fourth Quarter and Full-Year 2014 $289 $354 $526 $467 $24 $36 $162 $161 $63 $86 $1 $2 $192 $203 $133 $180 $242 $329 $362 $385 $73 $83 $81 $98 2014 2015 2016 2017 CAPITAL EXPENDITURES 70% of capital expenditures are recovered through rate adjustors (30%) and depreciation cash flow (40%) ($ Millions) $883 $1,091 $1,265 2015 – 2017 as disclosed in 2014 Form 10-K Other Distribution Transmission Renewable Generation Environmental Traditional Generation Projected $1,293

19 Fourth Quarter and Full-Year 2014 APS SOLAR PARTNER PROGRAM • APS to implement 10 MW of APS-owned residential rooftop solar in 2015 − On December 19, 2014, ACC voted that it had no objection to APS implementing the program − Equates to approximately 1,500 customers − Will be filed for recovery in next general rate case − 2 MW (of the 10 MW) will only be deployed if coupled with distributed storage • Benefits: − Provides an alternative for those who cannot afford solar or do not want a lease − Study system benefits (i.e. west or SW oriented panels, advanced inverters, etc.) − Participating customers receive monthly credit on their bill through the 20-year life − Support and partner with Arizona solar installers • TBD • APS has track record through the Flagstaff Community Power Project – Launched in 2010 – 1.5 MW of distributed energy from solar panels owned by APS, spread across: • 125 residential rooftops • Schools • Neighborhood-scale solar power plant

20 Fourth Quarter and Full-Year 2014 As of December 31, 2014, about 30,000 residential grid-tied solar photovoltaic (PV) systems have been installed in APS’s service territory, equivalent to over 200 MW. *Note: www.arizonagoessolar.org logs total residential application volume, including cancellations. Solar water heaters can also be found on the site, but are not included in the above chart. 433 251 793 570 513 653 731 787 800 881 744 980 733 549 880 898 250 364 346 453 642 731 658 810 151 93 114 116 70 116 136 124 108 60 115 83 47 30 82 34 28 33 83 38 40 59 60 77 0 200 400 600 800 1,000 1,200 13-Jan 14-Jan 13-Feb2 14-Feb 13-Mar 14-Mar2 13-Apr2 14-Apr3 13-May2 14-May3 Column2 13-Jun2 14-Jun3 13-Jul2 14-Jul3 13-Aug2 14-Aug3 Column3 13-Sep2 14-Sep3 Column4 13-Oct2 14-Oct3 14-Oct4 13-Nov2 14-Nov3 14-Nov4 13-Dec2 14-Dec3 RESIDENTIAL PV APPLICATIONS 2013 Applications* 2014 Applications* 2014 Canceled Apps2013 Canceled Apps Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec

21 Fourth Quarter and Full-Year 2014 10 16 (7) (10) (13) 6 (4) (7) $(20) $(10) $0 $10 $20 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 GROSS MARGIN EFFECTS OF WEATHER VARIANCES VS. NORMAL Pretax Millions 2013 $9 Million, as previously reported $11 Million, adjusted for current normals 11 As Previously Reported Adjusted for current 10-year Rolling Average (2003-2012) (4) 12 1 (13) (13) 6 2014 $(18) Million (7)

22 Fourth Quarter and Full-Year 2014 10 12 14 12 10 16 20 14 10 8 15 11 16 19 24 17 15 20 25 17 16 14 17 12 $0 $10 $20 $30 $40 $50 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Renewable Energy Demand Side Management RENEWABLE ENERGY AND DEMAND SIDE MANAGEMENT EXPENSES* * O&M expenses related to renewable energy, demand side management and similar regulatory programs are offset by comparable revenue amounts. Pretax Millions 2012 $124 Million 2013 $137 Million 2014 $103 Million

23 Fourth Quarter and Full-Year 2014 NON-GAAP MEASURE RECONCILIATION GROSS MARGIN $ millions pretax, except per share amounts 2014 2013 Operating revenues* 727$ 700$ Fuel and purchased power expenses* (257) (237) Gross margin 470 463 0.03$ Adjustments: Renewable energy (excluding AZ Sun), demand side management and similar regulatory programs (20) (27) 0.04$ Gross margin - adjusted 450$ 436$ 0.07$ * Line items from Consolidated Statements of Income Three Months Ended December 31, EPS Impact

24 Fourth Quarter and Full-Year 2014 NON-GAAP MEASURE RECONCILIATION OTHER NON-GAAP $ millions pretax, except per share amounts 2014 Four Corners Deferral Palo Verde Lease Extensions2 2014 Adjusted 2013 Four Corners Deferral 2013 Adjusted Operations and maintenance1 261$ (5)$ -$ 256$ 239$ (9)$ 230$ Renewable energy (excluding AZ Sun), demand side management and similar regulatory programs 23 - - 23 31 - 31 Net O&M 238 (5) - 233 208 (9) 199 (0.18)$ Depreciation and amortization1 107 7 (5) 109 98 9 107 0.01$ Taxes other than income taxes1 42 (2) - 40 40 - 40 -$ Allowance for equity funds used during construction1,2 (9) - - (9) (7) - (7) Interest charges1 49 (2) - 47 51 - 51 Allowance for borrowed funds used during construction1 (4) - - (4) (4) - (4) Interest expense, net of AFUDC 36 (2) - 34 40 - 40 0.04$ Other expenses (operating)1 1 - - 1 2 - 2 Other income1 (2) 2 - - - - - Other expense1 12 - - 12 3 - 3 Other 11 2 - 13 5 - 5 (0.05)$ Net income attributable to noncontrolling interests1 4 - 5 9 9 - 9 N/A 1 Line items from Consolidated Statements of Income 2 Not tax effected Totals may not sum due to rounding EPS Impact Three Months Ended December 31,

25 Fourth Quarter and Full-Year 2014 NON-GAAP MEASURE RECONCILIATION GROSS MARGIN $ millions pretax, except per share amounts 2014 2013 Operating revenues* 3,492$ 3,455$ Fuel and purchased power expenses* (1,180) (1,096) Gross margin 2,312 2,359 (0.26)$ Adjustments: Renewable energy (excluding AZ Sun), demand side management and similar regulatory programs (85) (119) 0.19$ Gross margin - adjusted 2,227$ 2,240$ (0.07)$ * Line items from Consolidated Statements of Income Twelve Months Ended December 31, EPS Impact

26 Fourth Quarter and Full-Year 2014 NON-GAAP MEASURE RECONCILIATION OTHER NON-GAAP $ millions pretax, except per share amounts 2014 Four Corners Deferral Palo Verde Lease Extensions2 2014 Adjusted 2013 Four Corners Deferral 2013 Adjusted Operations and maintenance1 908$ (18)$ -$ 890$ 925$ (9)$ 916$ Renewable energy (excluding AZ Sun), demand side management and similar regulatory programs 103 - - 103 137 - 137 Net O&M 805 (18) - 787 788 (9) 779 (0.04)$ Depreciation and amortization1 417 24 (10) 431 416 9 425 -$ Taxes other than income taxes1 172 (6) - 166 164 - 164 (0.01)$ Allowance for equity funds used during construction1,2 (31) - - (31) (26) - (26) Interest charges1 201 (8) - 193 202 - 202 Allowance for borrowed funds used during construction1 (15) - - (15) (15) - (15) Interest expense, net of AFUDC 155 (8) - 147 161 - 161 0.10$ Other expenses (operating)1 3 - - 3 8 - 8 Other income1 (10) 8 - (2) (2) - (2) Other expense1 22 - - 22 16 - 16 Other 15 8 - 23 22 - 22 (0.01)$ Net income attributable to noncontrolling interests1 26 - 10 36 34 - 34 N/A 1 Line items from Consolidated Statements of Income 2 Not tax effected Totals may not sum due to rounding Twelve Months Ended December 31, EPS Impact